Nature of Operations and Going Concern	9 Months Ended
Oct. 31, 2021
Disclosure of going concern [Abstract]
NATURE OF OPERATIONS AND GOING CONCERN
1.	NATURE OF OPERATIONS AND GOING CONCERN

Arras Minerals Corp. (the “Company”) was incorporated on February 5, 2021 under the Business Corporations Act (British Columbia) as part of an asset purchase agreement to reorganize Silver Bull Resources, Inc. (“Silver Bull”) as described in Note 3. The Company’s head office is located at 1610-777 Dunsmuir Street, Vancouver, BC, V7Y 1K4, Canada.

The Company is engaged in the acquisition, exploration, and development of mineral property interests. The Company’s assets consist primarily of the option to acquire a 100% interest in the Beskauga property (“Beskauga”) in Kazakhstan, and loans made to Ekidos Minerals LLP (“Ekidos”), who holds exploration licenses for properties located in Kazakhstan.

The Company has not yet determined whether the properties contain mineral reserves where extraction is both technically feasible and commercially viable. The business of mining and the exploration for minerals involves a high degree of risk and there can be no assurance that such activities will result in profitable mining operations.

These financial statements are prepared on a going concern basis, which contemplated that the Company will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of business. The Company has incurred operating losses to date and has no current sources of revenue or cash inflows from operations. The Company relies on share issuances in order to fund its exploration and other business objectives. Since inception to October 31, 2021, the Company has raised Canadian dollar (“$CDN”) $8.8 million (United States dollars of $7 million) through the issuance of common shares, and as at October 31, 2021 has cash of $3.8 million which, based on current forecasts, is sufficient to fund the Company’s required expenditures under the commitments of the option agreement for Beskauga and general corporate activities.

The Company’s ability to continue as a going concern and fulfill its commitments under the Beskauga option agreement is dependent upon successful execution of its business plan, raising additional capital or evaluating strategic alternatives. The Company expects to continue to raise the necessary funds primarily through the issuance of common shares. There can be no guarantees that future equity financing will be available in which case the Company may need to reduce its exploration activities. There can be no assurance that management’s plan will be successful. If the going concern assumption was not appropriate for these financial statements, then adjustments would be necessary to the carrying values of assets and liabilities, the reported expenses and the balance sheet classifications used. Such adjustments could be material.

On March 11, 2020, the novel coronavirus outbreak (“COVID-19”) was declared a pandemic by the World Health Organization. While, other than travel restriction to the Company’s exploration projects, the Company has not been significantly impacted by COVID-19, the situation is dynamic and the ultimate duration and magnitude of the impact on the economy and the Company’s business are not known at this time. These impacts could include an impact on the Company’s ability to obtain equity financing to fund additional exploration activities as well as the Company’s ability to explore and conduct business.